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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2007


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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-16239                  06-1481060
(State or other jurisdiction of       (Commission             (I.R.S. employer
 incorporation or organization)       file number)           identification no.)

           7 COMMERCE DRIVE
         DANBURY, CONNECTICUT                                  06810
    (Address of principal executive                          (Zip code)
               offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.

         On March 29, 2007, the registrant issued a press release announcing that it is revising its first quarter outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

         Exhibit Number             Description
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         99.1              Press Release, dated March 29, 2007.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         ATMI, INC.


Date: March 29, 2007                     By:  /s/  Daniel P. Sharkey
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                                             Daniel P. Sharkey
                                             Title:  Vice President, Treasurer
                                             and Financial Officer







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